Exhibit 10.28

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE HONEST COMPANY, INC. TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NlNE TO THE LOGISTICS SERVICES AGREEMENT

This AMENDMENT NINE TO THE LOGISTICS SERVICES AGREEMENT (the “Amendment”) dated as of the 28th day of March, 2018 (the ”Effective Date”) is by and between The Honest Company (“Honest” or “Client”) and GEODIS Logistics LLC (“GEODIS”).

RECITALS:

A. Client and GEODIS executed that certain Logistics Services Agreement dated January 27, 2014, as amended from time to time (collectively, the “Agreement”); and

B. The parties desire to further amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Client and GEODlS agree to amend the Agreement as follows:

1.

GEODIS shall provide 150,000 square feet to Honest at the GEODlS facility located at 1710 W. Baseline Road, Rialto, CA 92376 the (“Rialto DC”) for the provision of warehousing services including but not limited to management, labor, equipment and other warehouse services to support Honest’s retail/wholesale and overflow business (the “Rialto Services”).

2.	The term of the Rialto Services shall begin on April 1, 2018 and continue until October 31, 2019 (the “Rialto Term”).

3.	Warehouse shall be modified in the Agreement to include the Rialto DC. Term shall be modified in the Agreement to include the Rialto Term.

4.	Section 8 E (3) shall be restated as follows for the Rialto Services:

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5.	With respect to the Rialto Services only, Exhibit A - Scope of Services shall be amended as follows:

a.	Operational Concept shall be restated in the entirety as follows for the Rialto Services:

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b.	The following provisions of Exhibit A - Scope of Services will not apply to the Rialto Services: [***].

c.	[***]

6.

The rates, fees and implementation timeline related to the Rialto Services shall be exclusively governed by Exhibit B-Rates, Rialto Wholesale/Retail and Overflow, attached hereto and incorporated herein.

7.	[***]

8.	Section 6D of the Agreement is hereby amended to include recovery of the remaining balance of all unamortized portions of the equipment costs and assets, as set forth in the attached Exhibit B.

9.

Any capitalized terms not defined herein shall have the meanings set forth in the Agreement. Except as provided herein, the Agreement shall remain unchanged and in full force and effect in accordance with its terms. It is specifically understood and agreed that the foregoing shall not be deemed to be a waiver or amendment of any other provision of the Agreement or any of GEODIS’s rights or remedies under the Agreement.

IN WlTNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

THE HONEST COMPANY, INC.	GEODISLOGISTICS LLC

Name: /s/ Muhammad Shahzad	Name: /s/ John Grubor

Title: CFO	Title: Chief Operating Officer

Date: 3/29/2018	Date: 3/29/2018

Exhibit B – Rates, Rialto Wholesale/Retail and Overflow

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